UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 26, 2015

GREEN EARTH TECHNOLOGIES, INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-53797	26-0755102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 4644 Greenwich, Connecticut 06831
(Address of principal executive office) (Zip Code)

(203) 918-1894
Registrant's telephone number, including area code

1136 Celebration Boulevard, Celebration, Florida 34747
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective on July 26, 2015, Greg D. Adams resigned from his positions as Chief Financial Officer, Chief Operating Officer and Secretary of the Green Earth Technologies, Inc. (the “Company”).

Item 8.01.	Other Events.

The Company is actively engaged in pursuing opportunities in the Green Well Service industry.  Several opportunities using our Well Stimulation and Oil Refinery products have been successfully tested and the Company is hopeful that it will lead to the receipt of purchase orders for these products in the near future.

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN EARTH TECHNOLOGIES, INC.

Dated: July 27, 2015	By:	/s/ Walter Raquet
Walter Raquet
President and Chief Executive Officer